Morgan Stanley
Consulting Group Capital Markets Funds
Large Capitalization Value Equity Fund Ticker: TLVUX
Summary Prospectus » January 1, 2016, as updated January 22, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2016, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-800-869-3326 or by sending an e-mail request to client.field.services@morganstanley.com.

Investment objective

Total return, consisting of capital appreciation and dividend income.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley- sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM, Consulting Group Advisor, Select UMA or Portfolio Management investment advisory programs (as a percentage of prior quarter-end net assets)*	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses**	0.68%

*Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets.

**Effective January 1, 2016, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by CGAS. This contractual waiver and reimbursement will only apply if the Fund’s total operating costs exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Fund’s total operating costs if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2017. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses and a maximum annual fee of 2.5% for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    For Fund investments made through the TRAK® CGCM, Consulting Group Advisor, Select UMA, or Portfolio Management investment advisory programs:

After 1 year	After 3 years	After 5 years	After 10 years
$321	$980	$1,664	$3,485

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

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Principal investment strategies

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Value Index, which ranged from approximately $69.5 million to $341.4 billion as of November 30, 2015. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

    The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Principal risks of investing in the Fund

Loss of money is a risk of investing in the Fund.

    The Fund’s principal risks include:

➤	Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤	Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤	Investment style risk, which means large cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments.
➤	Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤	Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤	Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

    For more information on the risks of investing in the Fund please see the Fund details section of this Prospectus.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.

Annual total returns (%) as of December 31, 2014

Large Capitalization Value Equity Fund

Fund’s best and worst calendar quarters

Best: 18.13% in 2nd quarter 2009

Worst: (22.03)% in 4th quarter 2008

Year-to-date: (10.63)% (through 3rd quarter 2015)

Average Annual Total Returns (for the periods ended December 31, 2014)
Inception Date 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	9.14%	13.10%	6.10%
Return After Taxes on Distributions	8.72%	12.71%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	5.52%	10.53%	4.76%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%
Lipper Large-Cap Value Funds Average	10.76%	13.73%	6.80%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

    The Fund’s benchmark is the Russell 1000® Value Index. The benchmark represents the stocks in the Russell 1000® Index with less than average growth orientation. The Russell 1000® Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.

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    The Fund also compares its performance with the Lipper Large-Cap Value Funds Average. The Lipper Large-Cap Value Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap value securities typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index.

Investment adviser

Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund. The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Manager allocates and, when appropriate, reallocates the Fund’s assets among one or more Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines. The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions. Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.

Sub-advisers and portfolio managers

Artisan Partners Limited Partnership (“Artisan”)

Cambiar Investors, LLC (“Cambiar”)

Delaware Investments Fund Advisers (“Delaware”)

NFJ Investment Group LLC (“NFJ”)

Portfolio Manager	Fund’s Portfolio Manager Since

Scott C. Satterwhite, CFA® , Managing Director and Co-Portfolio Manager — Artisan	2009
James C. Kieffer, CFA® , Managing Director and Co-Portfolio Manager — Artisan	2009
George O. Sertl, Jr., CFA® , Managing Director and Co-Portfolio Manager — Artisan	2009
Daniel L. Kane, CFA® , Co- Portfolio Manager — Artisan	2012
Brian M. Barish, CFA® , Principal, President and Chief Investment Officer — Cambiar	2004
Maria L. Mendelsberg, CFA® , Investment Principal — Cambiar	2004
Anna (Ania) A. Aldrich, CFA® , Investment Principal — Cambiar	2004
Timothy A. Beranek, Investment Principal — Cambiar	2004
Andrew P. Baumbusch, Investment Principal — Cambiar	2011
Colin M. Dunn, CFA® , Investment Principal — Cambiar	2011
Jeffrey H. Susman, Investment Principal — Cambiar	2012

Portfolio Manager	Fund’s Portfolio Manager Since

D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager, Team Leader — Delaware	2016
Kristen E. Bartholdson, Vice President, Senior Portfolio Manager — Delaware	2016
Nikhil G. Lalvani, CFA® , Vice President, Senior Portfolio Manager — Delaware	2016
Anthony A. Lombardi, CFA® , Vice President, Senior Portfolio Manager — Delaware	2016
Robert A. Vogel, Jr., CFA® , Vice President, Senior Portfolio Manager — Delaware	2016
Benno J. Fischer, CFA® , Managing Director, CIO, Portfolio Manager/Analyst and Founding Partner — NFJ	2006
R. Burns McKinney, CFA® , Managing Director, Portfolio Manager/Analyst — NFJ	2009
Thomas W. Oliver, CFA® , CPA, Managing Director, Lead Portfolio Manager — NFJ	2009
Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst — NFJ	2005
L. Baxter Hines, CFA® , Director, Portfolio Manager/Analyst — NFJ	2011
Jeff N. Reed, CFA® , Director, Portfolio Manager/Analyst — NFJ	2011
Morley D. Campbell, CFA® , Managing Director, Portfolio Manager/Analyst — NFJ	2012
John R. Mowrey, CFA® , Vice President, Portfolio Manager/Analyst — NFJ	2014

Purchase and sale of Fund shares

Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.

➤	The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤	The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $10,000.
➤	There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤	Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.

    For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of the statutory Prospectus.

Tax information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Company Act File No. 811-06318

®2016 Morgan Stanley Smith Barney LLC

(“MSSB”). CGAS is an affiliate of MSSB.

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